* NAREIT 2014: ATLANTA November 2014

* COMPANY OVERVIEW City Center White Plains, NY

* COMPANY SNAPSHOT * KITE REALTY GROUP TRUST KITE REALTY GROUP TRUST Number of Properties 132 Headquarters Indianapolis, IN Number of States 26 Total GLA (SF) 26.7mm Owned GLA (SF) 18.2mm Average Size Of Center (SF) ~225,000 Planned Disposition Markets Planned Disposition Assets States In Pro Forma Portfolio Geography Breakdown By ABR (1) ABR excludes ground lease revenue attributable to parcels and outlots owned by the Company and ground leased to tenants. Geography breakdown calculated pro forma for announced disposition and includes operating retail properties. Note: All data as of September 30, 2014 unless otherwise noted.

KITE REALTY GROUP
CURRENT PORTFOLIO OVERVIEW

The high-quality portfolio continues to improve with 62% of properties having a grocery component at nearly $15 of ABR per square foot

Summary Statistics (1)

Total Leased (Owned SF)	94.9%
Shop Leased (Owned SF)	85.8%
Annualized Base Rent per SF	$14.98
Ground Lease (ABR)	$18.6mm
3-Mile Portfolio Demographics:	
Population / Growth (2013-2018)	~54,000 / ~8%
Average Household Income	~$76,000

Retail Diversification By ABR (1)

By Property Type


Power / Community Center, 35%
Other, 3% (2)
Grocery Anchored, 15%
Hybrid (Power w/ Grocery), 47%
~62% of assets anchored with a grocery

(1) As of Q3 2014.
(2) Other includes office, unanchored strip centers and single tenant assets.
Source: demographic data from AGS.

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KITE REALTY GROUP

INTRODUCING KITE 2.0

After the ~$300mm acquisition last November, the ~$1.2bn merger in July and announcing the 15-asset disposition in September, Kite has transformed in the recent past into Kite 2.0

	2010	Today
✓ Enhanced Scale	63 Properties 9 States	132 Properties 26 States
✓ Strong Leasing	78.0% Small Shops Leased	85.8% Small Shops Leased
✓ Quality Markets	$12.80 ABR per GLA	$14.98 ABR per GLA
✓ Geographically Diverse	41.1% % of ABR from IN	~14% % of ABR from IN
✓ Reduced Risk	15.5% CIP & LHD as a % of GAV	< 5% CIP & LHD as a % of GAV
✓ Conservative Balance Sheet	9.1x Net Debt / EBITDA	~6.5x Net Debt / EBITDA S&P: BBB- Moody's: Baa3

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Note: Financial information as of September 30, 2014.

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IMPROVING PORTFOLIO QUALITY WHILE DELEVERING Growing ABR Through High-Quality Assets… …While Continuing To Strengthen The Balance Sheet 1. Base rent shown for retail operating properties at the end of each period. Source: Company filings. *

* PORTFOLIO UPDATE Plaza at Cedar Hill Dallas, TX Delray Marketplace Delray, FL

KITE REALTY GROUP

PERFORMANCE RECAP & RECENT EVENTS

SSNOI Growth

8th consecutive quarter of >4% same property NOI growth, at 4.7% for Q3 2014

Leasing

Cash rent spreads of 14.4% marking the 4th consecutive quarter in excess of 13%

FFO Growth

Increased FFO by 17% since 2012 while significantly delevering the balance sheet (1)

Development / Redevelopment

Bolton Plaza moved to operating portfolio

Burlington opened at Gainsville Plaza; Ross Dress For Less under construction

Expect to commence construction at Tamiami Crossing in 1H'15

$10-11mm of NOI yet to come on-line from Parkside, Holly Phase II

Recent Events

- Successfully integrated IDIV merger
- Completed redevelopment at Bolton Plaza
- Announced 15-asset sale to focus on core markets
- Received IG credit ratings from S&P and Moody's

(1) Assumes mid-point of guidance range, of $2.02 for 2014 FY, versus $1.72 FFO per share ($0.43, adjusted for reverse stock split). Net debt to EBITDA lowered from 8.6x to ~6.5x over the same period.

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* STRONG OPERATING METRICS Portfolio % Leased Same Store NOI Growth Operating fundamentals underscore strength of portfolio and will continue to drive growth opportunities in the future Agg. Cash Lease Spreads >90% Leased For Last 5 Years Same Property NOI Growth >4% For 2 Years Strong Lease Spreads, Averaging Over 15%

KEY SUB-MARKETS DRIVE FUTURE GROWTH * . Source: demographic data from AGS; 3-mile radius shown. Note: demographic data is pro forma for announced asset dispositions. Portfolio Quality Supported By Strongest Sub-Markets Within Top 5 States Median Household Income ($000’s)

KITE REALTY GROUP

DEFENSIVE MERCHANDISE MIX AMONG TENANTS

Over 90% of Kite's tenant base is either defensive and / or has robust omni-channel capabilities in place; we continue to shrink the non-defensive portion of our portfolio


Non-Defensive
9.2%
Omni-Channel
12.5%
Defensive
78.3%

Non-Defensive

Sector	% ABR
Office Supplies	2.7%
Hobby & Party	2.5%
Books, Music, Video, Games	1.9%
Other	1.5%
Small Electronics	0.6%

Increasing eCommerce Resistant Tenants YTD

~98% of openings YTD have come from defensive / omni-channel tenants, totaling ~96% of the SQFT opened in 2014

Note: Defensive industries include service-oriented tenants and eCommerce protected sectors. Omni-channel tenants refer to those tenants with a notable online platform. Non-defensive also includes office supplies despite retailers' eCommerce platforms given the sector's consolidation and resulting decreased demand for leasable area.

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LEASING STRATEGIES ENHANCE FUTURE GROWTH OPPORTUNITIES * Fast, Casual Dining Specialty Grocer Growth Multiple Leases Executed An aggressive leasing strategy that focuses on tenant retention, long-term relationships and defensive retailers continues to enhance the quality of the portfolio

Tenant # Stores % ABR 20 3.5% 22 2.5% 21 2.3% 20 2.0% 10 2.0% 5 1.9% 16 1.8% 16 1.7% 15 1.5% 7 1.5% Total 152 20.7% HIGH-QUALITY & DIVERSIFIED TENANTS REMAIN CORE TO KITE 2.0 Strong relationships represented by consistency in top tenants by ABR since 2010; healthy diversification persists with no single tenant contributing >4% of ABR Top 10 Tenants By ABR (1) As of Q3 2014, includes development and redevelopment projects. TJ Maxx includes TJ Maxx, Marshalls and HomeGoods. 2010’s Top 5 Tenants 2010’s Top 5 Tenants 1 Publix 2 Petsmart 3 Bed Bath & Beyond 4 Lowe’s 5 Ross Dress For Less Strong Tenant Relationships Core To KRG Platform *

* MERGER & PORTFOLIO RECYCLYING UPDATE Landstown Commons Virginia Beach, VA Rivers Edge Indianapolis, IN

Debt Management System KITE CAPITALIZES ON INTERNAL & EXTERNAL OPPORTUNITIES VIA MERGER *

KITE DELIVERS ON MERGER CLOSING, INTEGRATION AND EXPECTATIONS * IDIV under contract to sell net lease portfolio to Realty Income Complete 1031 exchange; redeploy $72mm of capital IDIV sold net lease portfolio Completed 1031 exchange Disposed of 2 multi-family assets Expected closing in late Q2 / Q3 July 1st closing completed as targeted KRG to sell certain non-core assets (some executed early) Use asset sale proceeds to delever Disposed of securities portfolio Proceeds delevered KRG as expected Announced 15-asset sale Argus Enterprise MRI Accounting and Leasing Software Debt Management System Oracle Sales Force Argus Enterprise MRI Accounting and Leasing Software Debt Management System Oracle Sales Force Pre-Closing Actions Completed Timing Execution Ahead Of Schedule Post-Closing Plans In Process Merger Announcement (1) (1) Source: Company presentation, February 2014, page 2. Integrated Systems Actions Taken To Date

KITE REALTY GROUP

INLAND DIVERSIFIED MERGER EXECUTION

	Guidance Given In Feb. 2014 (1)	Execution Status	
Reduce Leverage	Lower Net Debt to EBITDA to ~6.5x	Net Debt to EBITDA: ~6.5x	✓
FFO Neutral (2)	FFO neutral & strengthened balance sheet	Q2'14 FFO: $0.50 Q3'14 FFO: $0.51	✓
Implied Cap Rate	Acquired at a 6.6% cap rate on $2.03bn of assets	Incremental annualized cash NOI of approximately $134mm	✓
Synergy Creation	Estimated $17-19mm synergies or $6-8mm of incremental operating expense	Incremental expenses of ~$8mm, result in $17mm in synergies	✓
Merger Costs	Estimated ~$25-27mm	Total costs not exceeding ~$27mm	✓

Transaction still on track to be 2014E FFO per share neutral

(1) Source: Company presentation, February 2014, page 4.
(2) Note: FFO defined as FFO as adjusted, which excludes merger and acquisition costs. Source: Company filings; Q2 2014 quarterly supplemental, page 7. FFO is adjusted for merger and acquisition costs and re-stated for Q2'14 for the reverse stock split. The restated FFO as adjusted for Q2'14 is calculated as: = [($17,432,171 / 138,382,817) *4].

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SWIFT DISPOSITION SEIZES OPPORTUNITY TO ENHANCE PORTFOLIO FURTHER

Key Highlights Of Asset Sale

- 15 properties for ~$318mm
  - 2 tranche closing: December 2014; March 2015
  - Ability to sell a 16th asset via 3rd tranche option
- 50% levered; only 2 are unencumbered
  - ~$140mm secured debt; average rate of ~4.6%



States In Pro Forma Portfolio
Planned Disposition Markets
Planned Disposition Assets

Strategic Rationale(1)

- Re-focuses portfolio on core markets
- Sale at equivalent cap rate to merger
- Improves ABR to $15.03
- Remaining Inland Diversified portion of combined portfolio has an ABR of $16.98
- Pro Forma Demo Stat Impact:
  - Current & expected population: +8-9%
  - Number of households: +8-8.5%
- Reduces concentration in targeted anchors, including single-tenant properties
- Reduces unanchored grocery exposure

KITE 2.0 KEEPS IMPROVING

(1) Demographic statistics per AGS; population as of 2013 and estimated population for 2018 for both 3-mile and 5-mile. Growth in number of households shown as average for 3-mile and 5-mile demographics. Excludes non-operating / development projects.

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BALANCE SHEET Parkside Town Commons Cary, NC Beechwood Promenade Athens, GA

* A BALANCED APPROACH TO CAPITAL MANAGEMENT Well Managed Debt Maturity Schedule (1) ___________________________ As of September 30, 2014. Chart excludes principal payments and net premiums on fixed rate. Note: Revolver and Term Loan are shown at final maturities after extension options exercised. Annual total amounts are pro forma for the announced asset sale. Fixed charge metrics per covenant definitions outstanding at the time. Focus on maintaining investment grade-quality metrics and further improving financial flexibility with goals to reduce asset-level debt, extend maturities and lower overall leverage Extended Debt Maturities Lower Net Debt/EBITDA Fixed Charge Coverage (2) Executing A Balanced Approach To Capital Management Achieved Investment Credit Grade Ratings S&P: BBB- (stable); Moody’s: Baa3 (stable) Target Metrics To Achieve And Maintain: Further reduce net debt / EBITDA to ≤ 6.0x Increase unencumbered pool to ≥ 50% of total NOI Maintain fixed charge coverage ≥ 2.5x ($mm) Pro Forma For Disposition Asset-Related Debt

* FUTURE GROWTH INITIATIVES Portofino Shopping Center Houston, TX Kingwood Commons Houston, TX

KITE REALTY GROUP

COMPANY OBJECTIVES AND STRATEGY

KRG will continue to be focused on generating strong operational performance and maintaining a conservative capital structure to drive shareholder value

Lease Management

- Renewal cash spread of 5-8% with a focus on annual rent bumps
- In-contract rent bumps to add ~1-1.25% of SSNOI growth annually, for 2015-2016
- ABR expiring in 2015 and 2016 are 4.3% and 12.3% below the portfolio's current average of $14.98 per SF

Portfolio Repositioning

- Announced 15-asset disposition expected to close over next ~6 months
  - Improves demographics and ABR post disposition
  - Sales in non-core markets provide increased geographic focus
  - Enhances growth profile of overall portfolio
- Focused on enhancing tenant mix by capitalizing on tenant consolidation initiatives and increasing daily traffic patterns

Development/ Redevelopment Execution

- Identified over $100mm actionable projects across ~20 different opportunities
  - Expected to result in incremental returns of 8-10%
- Ongoing assessment of owned and non-owned peripheral out-parcel opportunities throughout the portfolio
- Right-sizing anchor space and optimizing tenant mix of anchor and small shop space at each shopping center

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REPOSITIONING THE PORTFOLIO:
TENANT OPTIMIZATION

International Speedway Square
Daytona, FL

- Located next to Daytona International Speedway which hosts over 300 events annually
- Moved Staples into existing Petco space
- Downsized the office supply anchor by 50% to ~12,000 SF
- Executed lease with Total Wine & More to backfill the original ~24,000 SF Staples box
- Total Wine & More opened in May 2014
- Cost-efficient way to optimize existing space

Quick Facts	
MSA	Daytona Beach
Total Owned GLA	233,495
% Leased	99.5%
Incremental Return on Invested Capital	14.6%
Project Type	Tenant Optimization

International Speedway Square


Downsized Staples
PETCO
STAPLES
Stein Mart


Michaels
Stein Mart
BED BATH & BEYOND
DICK'S
LANE BRYANT
chili's

KRG LISTED NYSE
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REPOSITIONING THE PORTFOLIO:
RIGHT-SIZING LARGE ANCHOR SPACE

Shops At Eagle Creek
Naples, FL

- Key highway intersection; traffic counts of 81,000 / day during peak season
- Acquired Winn-Dixie lease from bankruptcy
- ~50,000 SF Winn-Dixie anchor space
- Demised GLA into 2 right-sized spaces (~25,000 SF each)
- Added a specialty grocer component with The Fresh Market
- Adding a Panera Bread outlot in 2015


SHOPS AT EAGLE CREEK
TAMIAMI CROSSING



Quick Facts	
MSA	Naples
Total Owned GLA	70,755
% Leased	~90%
Incremental Return on Invested Capital	9.7%
Project Type	Converting space


THE FRESH MARKET
23,935 SF
STAPLES
25,477 SF
FULL ACCESS
FULL ACCESS
LOWE'S

KRG
LISTED
NYSE
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REPOSITIONING CASE STUDY: LITHIA CROSSING * Replaced existing shop space with new ground-up development building Added a specialty grocery, The Fresh Market, increasing daily traffic and Lithia’s contribution to portfolio ABR Migrated property from a single-anchor center to a multi-anchor power center Optimized tenant mix between anchor and shop space Lithia Crossing Tampa, FL Quick Facts Quick Facts MSA Tampa Total Owned GLA 90,499 % Leased 90% Incremental Return on Invested Capital 15.9% Project Type Power Center Creation

REDEVELOPMENT CASE STUDY: KING’S LAKE SQUARE UPDATE * Naples, FL Owned GLA: 87,073 89% Leased ABR per SQFT: $17.27 Demolished a 30 year old property and replaced with ground-up development Build to suit for Publix grocer, including an increased size of ~45,000 square feet and equipped with energy saving upgrades Complete overhaul of outer façade and ancillary external features, including landscaping New 20-year lease negotiated and executed with Publix at an on-market rate, to replace existing terms King’s Lake Square Overview

REDEVELOPMENT CASE STUDY: KING’S LAKE SQUARE BEFORE & AFTER * Before Before Before

KITE REALTY GROUP

WHY INVEST?...BECAUSE KITE DELIVERS

Kite Delivers	
Execution	Successfully closed ~$2.5bn of M&A within the last year
Seamless Integration	No surprises or unexpected events in full system integration
Balance Sheet Strength	Reduced net debt / EBITDA by a full turn to ~6.5x Received 2 investment grade credit ratings of BBB- and Baa3
Portfolio Quality	Increased ABR per SF by ~12% since Q2 '14 to ~$15

Value Proposition(1)


NAV Per Share ($, Price)
$27.56
$25.68
Consensus
KRG


Price / 2015E FFO
16.5x
12.2x
Peer Median
KRG

1. Source: Bloomberg, SNL Financial. As of 10/30/14.

KRG LISTED NYSE
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* INDUSTRY UPDATE Village Walk Fort Meyers, FL Wheatland Town Crossing Wheatland, TX

NEW SUPPLY OFF THE LOWS BUT REMAINS LIMITED * Construction Starts For Aggregate REIT Industry (1) Source: CBRE and Citi Research. Portfolio Managers Quarterly, October 2014. Data shown is seasonally adjusted in thousand square feet. New shopping center supply remains depressed, growing at the slowest pace in more than 40 years last year Starts within the retail sub-sector continue to lag, currently over 100 bps below the historical average as a % of total stock

KITE REALTY GROUP

REIT INDUSTRY TRENDS

Shopping Center REIT Trends(1)

Development/ Redevelopment

- Landlords looking to reposition high-quality assets with strong tenants that increase daily traffic
- Focused on right-sizing anchor tenant space and optimizing mix of anchor and small shop space at shopping centers

Omni-Channel

- Retailers continue to build eCommerce platforms as Bricks & Mortar remain core
- 94% of total retail spending occur in-store; "web-rooming" (view online, buy in-store) remains popular

Consumer Trends

- Holiday spending is expected to rise the most in 3 years, with sales expected to grow 4.1%
- Fresh format groceries expected to grow store count and sales by 63% and 90% respectively, by 2018
- Value sector visits up as young shoppers & openings increase traffic 14% vs. -4% across overall industry

Capital Access

- IG Credit REIT supply is up ~65% YTD
- U.S. REITs have issued over $21bn in equity YTD
- Lending activity for CMBS has increased 45% in 2014

Tenant Talk: Retailer Trends Impacting REITs

Market Expansion

- T.J.maxx: *Global expansion; target footprint: 1,875 new stores*
- Costco Wholesale: *Est. 25-30 new stores / year, both in U.S. and abroad*
- Walgreens: *Global footprint via Alliance Boots acquisition*

New Brick & Motor

amazon.com, Piperlime, Boston Proper, WP

New Store Concept

Dick's Sporting Goods, Field & Stream

- Best Buy: *Intel partnership; GoPro and 'Technology Experience Zones'*
- Walmart: *Go Bank; Savings Catcher*

In-Store Pick Up Alt.

Walmart, Lowe's, Staples (Make more happen), Target, The Home Depot

Cost Initiatives

- Office Depot | Max: *Euro restructuring est. ~$90mm in new savings*
- Walmart: *Plans to moderate U.S. store growth & lower CapEx; continue to focus on e-commerce spend*

(1) Sources: The NPD Group. Results measured year-over-year from May 2014-July 2014. The National Retail Federation, October 2014. FTI Analysts Paint Optimistic Picture for REITs in 2015. ICSC Shopping Centers: America's First and Foremost Marketplace, 2014. Citi Research, Portfolio Managers Quarterly; October 2014. JLL report, cited in Tampa Bay Business Journal, October 3, 2014. USA Today; Retailers Will Win Holidays With Omni-Channel, October 2014. ICSC, Shopping Centers: America's First and Foremost Marketplace, 2014.

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* QUALITY, QUALITY, QUALITY

Certain statements in this presentation that are not in the present or past tense or that discuss the Company’s expectations (including any use of the words “anticipate,” “assume,” “believe,” “estimate,” “expect,” “forecast,” “guidance,” “intend,” “may,” “might,” “outlook,” “project,” “should,” or similar expressions) are forward-looking statements within the meaning of the federal securities laws and as such are based upon current beliefs as to the outcome and timing of future events. These forward-looking statements, which are based on current expectations, estimates and projections about the industry and markets in which the Company operates and beliefs of and assumptions made by management, involve uncertainties that could significantly affect the financial results of the Company. There can be no assurance that actual future developments affecting the Company will be those anticipated by the Company. These forward-looking statements involve risks and uncertainties (some of which are beyond the control of the Company) and are subject to change based upon various factors including, but not limited to, the following risks and uncertainties: changes in the real estate industry and in performance of the financial markets and interest rates; the demand for and market acceptance of the Company’s properties for rental purposes; the ability of the Company to enter into new leases or renewal leases on favorable terms; the amount and growth of the Company’s expenses; tenant financial difficulties and general economic conditions, including interest rates, as well as economic conditions and competition in those areas where the Company owns properties; risks associated with joint venture partners; risks associated with the ownership and development of real property; the outcome of claims and litigation involving or affecting the Company; the ability to satisfy conditions necessary to close pending transactions and the ability to successfully integrate pending transactions; applicable regulatory changes; risks associated with acquisitions, including the integration of the Company’s and Inland Diversified Real Estate Trust, Inc.’s businesses; risks associated with achieving expected revenue synergies or cost savings; and other risks and uncertainties detailed from time to time in the Company’s filings with the Securities and Exchange Commission (the “SEC”). Should one or more of these risks or uncertainties occur, or should underlying assumptions prove incorrect, the business, financial condition, liquidity, cash flows and financial results of the Company could differ materially from those expressed in the forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made. New risks and uncertainties arise over time, and it is not possible for us to predict the occurrence of those matters or the manner in which they may affect us. The Company does not undertake to update forward-looking statements (including EBITDA and net debt to adjusted EBITDA estimates) except as may be required by law. FORWARD – LOOKING STATEMENTS *